Exhibit 99.3
1 | 2025 Full Year Results Presentation Douglas Thompson Managing Director & CEO Barrie van der Merwe Group CFO 24 February 2026

2 Important Notices and Disclaimer The material contained in this presentation is intended to be general background information on Coronado Global Resources Inc. (Coronado) and its activities. The information is supplied in summary form and is therefore not necessarily complete. It is not intended that it be relied upon as advice to investors or potential investors, who should consider seeking independent professional advice depending upon their specific investment objectives, financial situation or particular needs. The material contained in this presentation may include information derived from publicly available sources that have not been independently verified. No representation or warranty is made as to the accuracy, completeness or reliability of the information. All amounts are in United States dollars unless otherwise indicated. The presentation of certain financial information may not be compliant with the primary financial statements prepared under U.S. GAAP. Refer to Coronado’s 2025 Appendix 4-E, including the audited financial statements and the Company’s 2025 JORC Statement released on 24 February 2026. Coronado's Annual Report on Form 10-K for the year ended 31 December 2025 is expected to be filed in March 2026. This presentation contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the US Securities Act of 1933, as amended and Section 21E of the US Securities Exchange Act of 1934, as amended, that are based on our management's assumptions and on information currently available to management. Forward looking statements are statements about matters that are not historical facts. Forward-looking statements appear in a number of places in this presentation and include statements regarding our intent, belief or current expectations with respect to our business and operations, market conditions and results of operations. This presentation contains forward-looking statements concerning our business, operations, financial performance and condition; the coal, steel and other industries; and our plans, objectives and expectations for our business, operations, financial performance and condition. Forward-looking statements may be identified by words such as “may”, “could”, “believes”, “estimates”, “expects”, “intends”, “plans”, “considers”, “forecasts”, “anticipates”, “targets” and other similar words that involve risk and uncertainties. Forward-looking statements provide management's current expectations or predictions of future conditions, events or results. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. These forward-looking statements include projections related to production capacity, forecasts of volume and cost improvements, expected benefits from the reset of our Stanwell obligations, anticipated cost savings and expense reductions that will be realized, our ability to generate positive Adjusted EBITDA & Net Cash Flow, our full year cash capital forecast, expected production enhancements, ultimate production and cost profiles for our Mammoth and Buchanan mines, forecasted increases of saleable production, profitability projections, value creation and shareholder returns, global and Chinese steel and coking coal fundamentals, output forecasts, our ability to lower emissions and achieve our sustainability goals, the metallurgical coal/steel market outlook, and descriptions of management's plans or objectives for future operations, including the anticipated benefits of the Stanwell arrangements. All forward-looking statements speak only as of the date they are made and reflect the Company's good faith beliefs, assumptions and expectations, but they are not a guarantee of future performance or events. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive and regulatory factors, many of which are beyond the Company's control, as described in our Annual Report on Form 10-K to be filed with the ASX and SEC, as well as additional factors we may disclose from time to time in other filings with the ASX and SEC. You may get such filings for free at our website at www.coronadoglobal.com. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties. In this presentation, references to ore reserves (Reserves) are compliant with the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves 2012 (JORC Code) and are measured in accordance with the JORC Code. Information in this presentation relating to Coal Reserves and Coal Resources is extracted from information published by Coronado and available on the Coronado and ASX websites (2025 JORC Statement released to the ASX on 24 February 2026 (AEST)). For details of the Coal Reserves and Coal Resources estimates and the Competent Persons statements, refer to relevant Australian and U.S. Operations sections in the 2025 JORC Statement. As an SEC registrant, our SEC disclosures of resources and reserves follow the requirements of subpart 1300 of Regulation S-K under the U.S. Securities Exchange Act of 1934. Accordingly, our estimates of resources and reserves in this presentation and in our other ASX disclosures may be different than our estimates of resources and reserves to be reported in our Annual Report on Form 10-K for the year ended 31 December 2025 and in other reports that we are required to file with the SEC. This presentation may include certain non-GAAP financial information. Because not all companies calculate non-GAAP financial information identically (or at all), the non-GAAP financial information included herein may not be comparable to other similarly titled measures used by other companies. Further, such non-GAAP financial information should not be considered as a substitute for the information contained in the historical financial information prepared in accordance with GAAP included herein or provided in connection herewith. Please see the appendix for definitions and reconciliations of such non-GAAP financial information. CRN – FY25 Results Presentation

3 2025 Overview Douglas Thompson Managing Director and CEO

4 Major projects delivered on time and on budget Portfolio of fully repaid long-life metallurgical coal assets with leverage to the fastest growing steel market in India Diversified customer and product market exposure, supporting customers on five continents Further upside from full year of Mammoth Underground and Buchanan expansions, plus pre-execution phase Mammoth 2 Capital structure and liquidity materially improved in FY25 Expect that Stanwell position CRN for long-term stability and cash generation 4 Coronado Global Resources Inc. is a leading global producer of a full range of metallurgical coals. A business purpose-built to take advantage of the projected imbalance in the metallurgical coal seaborne market, a market with growing demand and structurally constrained supply. Steel Starts Here

Long life assets have delivered substantial dividends and returns

US$1.5 Billion returned to shareholders in dividends since IPO

Buchanan



Acquisition Date 2016

Coal Reserves (Mts) 161

Remaining LOM (yrs) ~21

2025 Buchanan Expansion: ~40 Mt added for $150/t annual capacity

Curragh



Acquisition Date 2018

Coal Reserves (Mts) 267

Remaining LOM (yrs) ~20

2018 Curragh North Reserve Access: ~85 Mt added for $78/t annual capacity

2025: Mammoth Underground: ~40 Mt added for $53/t annual capacity

For coal reserves refer end note slide 5

CRN – FY25 Results Presentation 5

CRN - FY25 Results Presentation 6 2026 margin expansion driven by two highly-accretive investments Growth projects expected to deliver a combined annual steady-state mine operating cash contribution of ~US$300M in FY26, representing a step-change in cash flow generation. • Low capital intensity projects with fast payback • Delivered on time and budget • Full year benefit expected in FY26 from steady state operations • Portfolio quality improved • Lower group costs to second quartile • Expected paybacks better than original plan • Position Coronado for cash generation from 2026 • Investment supported by designation of Met Coal as a strategic 1 mineral or critical in both the U.S. and India 3 Saleable production (Mt’s) Mammoth Underground and Buchanan Expansion 300 15 Mine operating cash contribution $M’s 2025 2026

High quality, long-life assets with optionality

Attractive pipeline of low capital intensity life extension and growth projects


Timeline
FY23
FY24
FY25
FY26
FY27
FY28
FY29
FY30
FY31
FY32
FY33
FY34
FY35+
Productivity initiatives
Mammoth Underground
Buchanan Expansion
Mammoth Phase 2
+2mt, ~$150M, 24 months payback expected. Execution subject to Board approval & Capital Framework.
Buchanan Plant Expansion
+1mt, ~$80M to $100M, 24 months payback expected
Curragh Extension 1 X Pit
Life extension
Mammoth Phase 3
Life extension
Curragh Extension 2 D Pit
Life extension
Curragh Extension 3 F Pit
Life extension

Concept/PFS | BFS | Execution | Ramp up | Build liquidity and deleverage

CRN - FY25 Results Presentation 7

CRN - FY25 Results Presentation 8 Mammoth Underground Mine Phase 2 Extension Low capital expansion project in pre-execution phase Coal Reserve, Quality and Mining Method • Underground bord and pillar operation; Access utilizing existing open cut pit highwall in S-Pit • Building on success with Mammoth 1 • Similar coal quality to Curragh North/Mammoth 1 Project Timeline and Production • $6M of degas expenditure in FY26 capex • Board approval to occur in line with capital allocation framework • First coal capability as early as 2027, with planned start for 2028 • Project costs expected to be in the 2nd quartile of cost curve Critical Path • Timing of Board approval • Gas pre-drainage • Procurement lead times Financials • Capital expenditure of ~$150M – higher than Mammoth 1 due to more gas pre-drainage • Expected payback period ~2 years CRN – FY25 Results Presentation 8

Transformation journey: From strategy to results

Strategic transformation delivers record production and industry-leading cost reductions

FY22	FY24	FY25 H2 Inflection	FY26 Expectations
• Foundation work	• Structural • Cost out & Productivity	• Further uplift expected from 2026 due to ramp ups	• Improved margins • Portfolio optimisation
• "One Curragh Plan" & "US Uplift Program"	• $110M reduction in operating costs FY23 v FY24	• Draglines systems **>50%** waste volume, 35% improvement from historical lows • Capacity **16%** higher • Major production & cost improvements	• Continuous plant improvement • Curragh margin review • Longwall automation

Annualised Group Saleable Production (Mt's)


FY22 H1
FY22 H2
FY23 H1
FY 23 H2
FY24 H1
FY24 H2
FY25 H1
FY25 H2

Reduction in Average Mining Costs Per Tonne Sold


Curragh Complex
Buchanan Complex
-34%
-50%
Jan-24
Apr-24
Jul-24
Oct-24
Jan-25
Apr-25
Jul-25
Oct-25
Jan-26

CRN – FY25 Results Presentation 9

Transformation delivered, operational and financial momentum in 2026

Costs structurally lower, higher volume capability proven, and liquidity secured

Operations

- ✓ ~$100M p.a cost savings from fleet reduction in 2024
- ✓ ~$165M mining cost reduction achieved in 2025
- ✓ Dragline system levels 35% better, than historical lows, with > 50% total movement, best since acquisition
- ✓ +45% increase in skipping capacity U.S.
- ✓ $86/t major asset performance

Growth Projects

- ✓ On time / on budget
- ✓ Expected paybacks < 1 years
- ✓ +16% capacity
- ✓ +1 Mt first year
- ✓ + 3Mt rate achieved

Liquidity

- ✓ +US$265M ABL Facility
- ✓ +US$150M prepayment
- ✓ Stanwell rebate waived from 2026
- ✓ Up to +US$270M in liquidity support in 2026
- ✓ Stanwell reset delivered one year early

CRN - FY25 Results Presentation 10

Full Year Financial Performance Barrie Van der Merwe CFO

FY25 – Realising the benefits of transformation and investment in a very challenging market



+22%
7.2
8.8
Saleable production (Mt's)
-8%
102
94
Average Mining Costs Per Tonne Sold ($/t)
-34%
147
97
Capital Spend ($M's)
H1
H2

Realising benefits of Curragh transformation

- Material cost reduction
- Stable mining performance
- Bottleneck shifting to Coal Processing Plants
- Improved resilience and lower risk following Stanwell reset

Quality of Buchanan

- Self funded expansion project
- Generated $74M of Adjusted EBITDA at 15% margin in weak market conditions during FY25
- Lower risk margins with continuity across two longwalls

Completion of expansion projects

- Curragh and Buchanan in second cost quartile
- Cash contribution during ramp-up ~$15M
- Capex expected to decrease materially

Ongoing cost management and discipline

- Few cost categories – management focus
- Strengthening commercial capability
- Going to market on certain mining services with a view to improve cost position

CRN - FY25 Results Presentation 12

At consensus price of $220/t, up to $640M of cash flow upside compared to FY25 at $188/t



Structural, sustainable cash uplifts
Stanwell rebate forgiveness
50
Additional Stanwell prepayment
100
Lower capex
85
Full year of expansions
285
Mine development, ops cost & royalties
120
+~$400M
Price benefit
US$220/t PLV index
350
+Royalty at US$220/T
110
+~$240M

Key assumptions:
- Consensus PLV – US$220/t
- FY25 actual met coal revenue relativity Australia – 79.3%
- FY25 actual fx rate – 64.5c | FY26 guidance fx rate – 68c

- Up to $400M of additional cash flow, before higher price, driven by reset of Stanwell transaction and expansion project success
- Investment in sustaining mine development at Buchanan and Curragh following FY25 cash conservation and additional ops cost and royalties from expansion volumes
- Material cash flow upside from higher PLV index compared to $188/t in FY25
  - @$220/t consensus index **+$350M** partially offset by $110M incremental royalties due to **moving from 20% to 30% royalty bracket**
  - @$250/t **+$700M** partially offset by $220M incremental royalties. At $250/t CRN enters the **maximum 40% royalty bracket**
- 1 cent change in the AUD:USD fx rate ~$15M cash flow impact for full year

CRN – FY25 Results Presentation 13

Rebalanced Stanwell Arrangement Enhancing Stability for Both Parties


Maximum liquidity from new arrangement ($M's)
270
100
170
120
2026
2027 to 2043
Export rebate removed
Maximum prepayment assuming liquidity < $200M (ACSA)
Maximum prepayment (discount & SRA) assuming liquidity < $200M (NCSA)

Curragh matters to Qld and Australia

- 10–15% of Queensland's base load
- Local economic contribution – Blackwater region
- Curragh's continued operation a strategic priority for QLD

A mutually beneficial partnership

- Extended, flexible and well priced supply for Stanwell
- Liquidity support and long-term debt for CRN

CRN – FY25 Results Presentation 14

CRN - FY25 Results Presentation 15 Liquidity management and resetting the capital structure 173 268 338 50 70 Cash at 31/12/2025 Short-term prepayment 25 Discounting letters of credit 20 Factoring facilities Liquidity Potential return of cash backed guarantees Potential liquidity Liquidity ($M) 400 265 0 100 200 300 400 2026 2027 2028 2029 2030 0 0 0 Secured Notes 9.25% ABL 9% - 12% Debt Tenure 0 20 40 60 80 100 120 1/01/2025 1/07/2025 1/01/2026 Bond Trading • No near-term debt maturities • No maintenance covenants in the Notes • Stanwell ABL Facility endorsed by QLD Government with no EBITDA covenants until 2028 • Notes traded from 63% low in May 2025 to 95% in February 2026, evidencing improvement in credit • Financial Provisioning Scheme confirmed no requirement for surety • No ‘substantial doubt about going concern’ disclosure required in financial statements • No working capital levers pulled at December 2025 • $100M of other liquidity sources accelerate cashflow by 6- 8 weeks • Adequate liquidity to manage working capital requirements during planned low-production March quarter • As credit ratings improve, may claw back $70M of cash from guarantees that had to be cash backed

CRN - FY25 Results Presentation 16 Capital allocation Driving value for shareholders by balancing risk and returns • $1.5B returned to shareholders in dividends since IPO in 2018 • Net debt peaking at $524M at end of FY25 • Maintaining adequate liquidity including tenor is important • Capital allocation remains at Board’s full discretion • Deleveraging through building gross cash against gross debt Capital allocation framework Available Liquidity Level Relevant capital allocation priorities <$250M Manage liquidity risk Building more liquidity Stanwell prepay mechanism activates to provide downside liquidity support $>300M Continue managing liquidity risk and deleverage Continue to build more liquidity and shareholder returns provided through debt reduction $>400M Grow and distribute Progress high return projects, debt reduction and dividends

2026 Priorities and Guidance

FY 2026 guidance

Metric *(metric tonnes / U.S. dollars)*	Actual FY 2025	Guidance FY 2026
Saleable production (Mt's)	16	**16 – 17**
Average mining costs per tonne sold	98	**N/A**
Average mining cash costs per tonne produced ($/t)*	96	**88 – 96**
Capital expenditure ($)	245	**150 – 175**

Saleable production

- +2 Mt full year Mammoth Underground Mine and Buchanan expansion
- - 1.5 Mt Logan Complex reduction
- +0.5 Mt production improvements to top-end of range

Mine cash cost per tonne produced

- More production from lower cost expansion projects; and
- Not incurring Logan's higher-than-average operating costs; partially offset by
- Stronger AUD adversely impacting Curragh operating cost; and
- Increase in sustaining mine development capex at Curragh and Buchanan following FY25 cash conservation

Reduced capital intensity following expansion programme

* Metric changed from Average mining cost per tonne sold to Average mining cash costs per tonne produced

CRN – FY25 Results Presentation 18

FY 2026 Key Strategic Focus Areas Full year of ramped-up production from expansion projects Plant improvement and margin optimisation at Curragh Complex Delivering to plan – production, cost and capex Using price upside to improve liquidity, reduce debt and improve financial risk profile Disciplined capital allocation to balance risk and shareholder returns Optionality to progress Mammoth 2 for additional 2 Mt

20 Questions and Answers

Investors Chantelle Essa Vice President Investor Relations +61 477 949 261 cessa@coronadoglobal.com investors@coronadoglobal.com Registered Office Coronado Global Resources Inc. Level 33, Central Plaza One 345 Queen Street Brisbane, QLD, Australia, 4000 GPO Box 51, Brisbane QLD, Australia, 4000 +61 7 3031 7777 +61 7 3229 7401 coronadoglobal.com Media Helen McCombie Sodali & Co +61 411 756 248 helen.mccombie@sodali.com Contacts

Footnotes

1. **Slide 4.** Image sourced from Vecteezy.com. Statement regarding Coronado's positioning based on publicly disclosed market outlook and company strategy.
2. **Slide 5.** As inflows through EBITDA–Capex and similar economic value calculations are non-GAAP measures and are derived from adjustments and timings that differ from our GAAP financial statements, these amounts will not reconcile directly to reported results. These metrics are provided to illustrate economic performance and value generation but should not be viewed as alternatives to GAAP financial information. Reserve and LOM data extracted from 2025 JORC Statement (released to ASX on 24 Feb 2026). See Coronado 2025 Statement of Coal Reserves and Coal Resources for Coronado Global Resources Inc., Coal Reserves as of 31 December 2024 and 2025, extract table below. Curragh includes Curragh OC and Mammoth UG. Remaining life estimated and subject to change. Buchanan expansion included within Buchanan Coal Reserves, Curragh North Reserve included in Curragh OC Reserves, Mammoth Underground included in Mammoth UG Reserves.
3. **Slide 6.** Financial and operational benefits for Mammoth Underground and Buchanan Expansion based on incremental project estimates and FY26 steady-state performance assumptions.
4. **Slide 7.** Project cost and return ranges derived from incremental project estimates and consensus PLV forecasts.
5. **Slide 8.** Mammoth Phase 2 cost and timeline data based on internal project estimates, including ~$6M FY26 degas expenditure and total capital of ~$150M.
6. **Slide 9.** Transformation metrics including cost reductions, production uplift and dragline system improvements sourced from operational performance data in FY23–FY25.
7. **Slide 10.** $86/t average relates to Curragh and Buchanan average from Q2 to Q4 2025.
8. **Slide 13** Cash flow sensitivities based on internal analysis and not to be relied upon as guidance, consensus HCC PLV price of US$220/t • FY25 realised relativity of 79.3% • AUD:USD assumptions of 0.645 (FY25 actual) and 0.68 (FY26 guidance) • Royalty impacts calculated using Queensland's progressive royalty structure.
9. **Slide 14.** Stanwell 2026: 2.7mt * (Agreed fixed price $90/t - $26/t (contract price)) = $170M, $100M rebate forgiveness (internal analysis); 2027 – 2043: 2 mtpa * ($90/t (agreed fixed) - $60/t (contract price)) = $60M pa & 2mtpa * $30/t = $60M pa.
10. **Slide 18** Metric change from "Average mining cost per tonne sold" to "Average mining cash costs per tonne produced." Guidance assumes AUD:USD = 0.68 and higher sustaining mine development at Curragh and Buchanan following FY25 cash conservation.
11. **Slide 19.** Image sourced from Vecteezy.com

Coal Reserves as of 31 December 2024 and 2025

	2024 Coal Reserves tonnes (millions)			2025 Coal Reserves tonnes (millions)			Reserves quality (adb)		
Mine	**Proved**	**Probable**	**Total**	**Proved**	**Probable**	**Total**	**Ash (%)**	**Sulphur (%)**	**VM (%)**
Curragh OC	214	20	234	207	20	227	31.7	0.5	15.9
Mammoth UG	30	11	41	29	11	40	17.0	0.3	16.4
AUS TOTAL			**275**			**267**			
Buchanan	157	12	169	150	12	161	55.0	0.7	10.0
Logan	63	37	99	58	36	94	38.0	0.9	24.0
Greenbrier	0	0	0	0	0	0	0	0	0
Russell County	39	11	50	0	0	0	0	0	0
Mon Valley	114	83	197	114	83	197	37.0	1.2	23.0
US TOTAL			**516**			**453**			

CRN - FY25 Results Presentation 22

Reconciliation of Non-GAAP measures CRN - FY25 Results Presentation 23 This presentation discusses results of the Company’s operations and includes references to and analysis of certain non-GAAP measures, which are financial measures not recognized in accordance with U.S. GAAP. Non-GAAP financial measures are used by the Company and investors to measure operating performance. Management uses a variety of financial and operating metrics to analyze performance. These metrics are significant in assessing operating results and profitability. These financial and operating metrics include: (i) safety and environmental statistics; (ii) Adjusted EBITDA; (iii) total sales volumes and average realised price per Mt sold, which we define as total coal revenues divided by total sales volume; (iv) Metallurgical coal sales volumes and average realized Metallurgical coal price per tonne sold, which we define as Metallurgical coal revenues divided by Metallurgical sales volume; (v) Mining costs per Mt sold, which we define as mining cost of coal revenues divided by sales volumes (excluding non-produced coal) for the respective segment; and (vi) Operating costs per Mt sold, which we define as operating costs divided by sales volumes for the respective segment. Investors should be aware that the Company’s presentation of Adjusted EBITDA and other non-GAAP measures may not be comparable to similarly titled financial measures used by other companies. We define Net (Debt)/Cash as cash and cash equivalents (excluding restricted cash) less the outstanding aggregate principal amount of interest bearing liabilities. Reconciliations of certain forward-looking non-GAAP financial measures, including our 2026 average mining cash cost per tonne produced guidance, to the most directly comparable GAAP financial measures are not provided because the Company is unable to provide such reconciliations without unreasonable effort, due to the uncertainty and inherent difficulty of predicting the occurrence and the financial impact of items impacting comparability and the periods in which such items may be recognised. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. Caption: Curragh Complex

Reconciliation of non-GAAP measures

	For the six months ended June 30, 2025	For the six months ended December 31, 2025
Total costs and expenses	1,077,930	1,203,543
Less: Selling, general and administrative expense	(15,933)	(23,317)
Less: Depreciation, depletion and amortization	(86,029)	(99,321)
Total operating costs	975,968	1,080,905
Less: Other royalties	(79,367)	(84,380)
Less: Stanwell rebate	(43,784)	(56,758)
Less: Freight expenses	(122,894)	(145,121)
Less: Other non-mining costs	(3,038)	(3,992)
Total mining costs	726,885	790,654
Sales Volume excluding non-produced coal (Mt)	7.1	8.5
Average mining costs per tonne sold	$102.1/t	$93.6/t

	For the year ended December 31, 2025
Total costs and expenses	2,281,473
Less: Selling, general and administrative expense	(39,250)
Less: Depreciation, depletion and amortization	(185,350)
Total operating costs	2,056,873
Less: Other royalties	(163,747)
Less: Stanwell rebate	(100,542)
Less: Freight expenses	(268,015)
Less: Other non-mining costs	(7,030)
Inventory movement	18,705
Total mining cash costs	1,536,244
Saleable production (Mt)	16.0
Average mining cash costs per tonne produced	$96.3/t

	For the twelve months ended 31 December 2025
	Total Consolidated
Total costs and expenses	2,281,473
Less: Selling, general and administrative expense	(39,250)
Less: Depreciation, depletion and amortization	(185,350)
Total operating costs	2,056,873
Less: Other royalties	(163,747)
Less: Stanwell rebate	(100,542)
Less: Freight expenses	(268,015)
Less: Other non-mining costs	(7,030)
Total mining costs	1,517,539
Sales Volume excluding non-produced coal (Mt)	15.6
Average mining costs per tonne sold	$97.5/t

	31 December 2025
(In US$000, except for volume data, unaudited)	Total Consolidated
Cash and cash equivalents	**173,032**
Less: Restricted cash	(251)
Cash and cash equivalents (excluding restricted cash)	**172,781**
Less: Interest bearing liabilities	(696,863)
Net Debt	**(524,082)**

CRN – FY25 Results Presentation 24